SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 15, 2004

Date of Report (Date of Earliest Event Reported)

TRANSCONTINENTAL REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	1-09240	94-6565852
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300, Dallas, Texas	75234
(Address of Principal Executive Office)	(Zip Code)

(469) 522-4200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

In 2004, Transcontinental Realty Investors, Inc. (“TCI”) sold a significant amount of its assets, the last sale of which was completed on December 15, 2004. The nature and amount of consideration given principally involved cash received, seller financing provided by TCI and/or debt assumed by purchaser, and the principle followed in determining the amount of such consideration was negotiations between TCI and the purchaser. The properties sold are as follows:

Date of Completion or Sale Date	Description of Asset or Property	Location	Units/Sq. Ft./Acres	Sales Price (in thousands)	Gain on Sale (in thousands)		% of TCI’s Assets	Purchaser

10/15/04	In The Pines Apartments	Gainesville, FL	242 Units	$11,300	$5,136		0.54%	National Commercial Ventures, LLC

10/05/04	Durham Centre	Durham, NC	207,171 Sq. Ft.	21,300	—	(1)	2.01%	Edina Park Plaza Associates, L.P.(2)

10/19/04	One Steeplechase	Sterling, VA	103,376 Sq. Ft.	11,900	5,627		0.64%	Lincoln Property Management

11/09/04	Ambulatory Surgery Center	Sterling, VA	33,832 Sq. Ft.	8,675	202		0.96%	GMS, LLC & 1480 LLC

11/24/04	Venture Center	Atlanta, GA	38,272 Sq. Ft.	4,000	1,167		0.24%	Sabeti Investments, LLC

12/03/04	Centura Tower	Farmers Branch, TX	410,901 Sq. Ft.	88,500	36,570		5.57%	DCM Deutsche Capital Management AG

12/15/04	Corporate Pointe	Chantilly, VA	65,918 Sq. Ft.	9,000	5,239		0.40%	14100 Park Meadow Drive, LLC

				$154,675	$53,941		10.36%

(1)	Excludes a deferral in recognition of gain of $4.1 million due to a related party sale.

(2)	Edina Park Plaza Associates, L.P., of which the managing general partner is a subsidiary of American Realty Investors, Inc. (“ARI”), a related party. ARI is a significant stockholder in TCI.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The unaudited pro forma statements of operations are presented for the nine months ended September 30, 2004 and the year ended December 31, 2003. The unaudited pro forma statements of operations present TCI’s operations as if the transactions described above had occurred at January 1 of each of the periods presented. An unaudited pro forma balance sheet as of September 30, 2004, is also presented. The unaudited pro forma balance sheet presents the property sales described above, as if they had occurred at January 1, 2004.

The unaudited pro forma condensed combined financial statements should be read in conjunction with TCI’s financial statements and related notes included in TCI’s Report on Form 10-Q for the quarter ended September 30, 2004 and the Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

TRANSCONTINENTAL REALTY INVESTORS, INC.

PROFORMA COMBINED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2004

(Dollars in thousands)

	Actual	In The Pines(1)	Durham Centre(1)	One Steeplechase(1)	Ambulatory Surgery Center(1)	Venture Center(1)	Centura Tower(1)	Corporate Pointe(1)	Totals
ASSETS
Real Estate held for Investment	$800,244	$—	$—	$—	$—	$—	$—	$—	$800,244
Less: Accumulated Depreciation	(81,408)	—	—	—	—	—	—	—	(81,408)

	718,836	—	—	—	—	—	—	—	718,836

Real Estate Held for Sale	100,407	(4,691)	(17,283)	(5,377)	(8,261)	(2,495)	(49,923)	(3,431)	8,946

Notes and Interest Receivable:
Performing	40,709	1,000	17,833	—	—	—	—	—	59,542
Non-Performing	4,303	—	—	—	—	—	—	—	4,303

	45,012	1,000	17,833						63,845
Less: Allowances for Estimated Losses	(1,456)	—	—	—	—	—	—	—	(1,456)

	43,556	1,000	17,833	—	—	—	—	—	62,389

Investment in real estate entities	14,322	—	—	—	—	—	—	—	14,322
Marketable equity securities, at market value	5,782	—	—	—	—	—	—	—	5,782
Cash and cash equivalents	7,830	3,538	3,314	3,549	5,396	980	36,565	5,009	66,181
Other Assets	53,803	(1,456)	(953)	(2,220)	(731)	(416)	(10,515)	(2,505)	35,007

Total Assets	$944,536	$(1,609)	$2,911	$(4,048)	$(3,596)	$(1,931)	$(23,873)	$(927)	$911,463

LIABILITIES AND EQUITY
Notes and interest payable	$599,364	$—	$—	$—	$—	$—	$—	$—	$599,364
Liabilities related to assets held for sale	92,898	(5,212)	—	(7,654)	(1,012)	(2,554)	(50,000)	(3,623)	22,843
Other Liabilities	42,486	(253)	(2,045)	(393)	(7,558)	(775)	(20,542)	(60)	10,860

	734,748	(5,465)	(2,045)	(8,047)	(8,570)	(3,329)	(70,542)	(3,683)	633,067

Minority Interest	852	—	—	—	—	—	—	—	852

Stockholders’ equity:
Preferred Stock	—	—	—	—	—	—	—	—	—
Common Stock	81	—	—	—	—	—	—	—	81
Paid-in capital	256,756	—	—	—	—	—	—	—	256,756
Accumulated deficit	(46,124)	3,856	4,956	3,999	4,974	1,398	46,669	2,756	22,484
Accumulated other comprehensive loss	(1,777)	—	—	—	—	—	—	—	(1,777)

	208,936	3,856	4,956	3,999	4,974	1,398	46,669	2,756	277,544

Total Liabilities and Equity	$944,536	$(1,609)	$2,911	$(4,048)	$(3,596)	$(1,931)	$(23,873)	$(927)	$911,463

(1)	Assumes sale by TCI on January 1, 2004.

TRANSCONTINENTAL REALTY INVESTORS, INC.

PROFORMA COMBINED STATEMENT OF OPERATIONS (1) (2)

NINE MONTHS ENDED SEPTEMBER 30, 2004

(Dollars in thousands, except per share)

	Actual	Apartments(3)	Commercial(4)	Proforma
Property revenue:
Rents	$75,851	$—	$—	$75,851
Property operations	49,361	—	—	49,361

Operating income	26,490	—	—	26,490

Land Operations:
Sales	32,550	—	—	32,550
Cost of Sales	24,828	—	—	24,828
Deferred Gain on Sale	4,869	—	—	4,869

Gain on Land Sales	2,853	—	—	2,853

Other income (loss):
Interest	2,180	—	—	2,180
Gain on foreign currency transaction	1,791	—	—	1,791
Equity in loss of equity investees	(1,707)	—	—	(1,707)

	2,264	—	—	2,264
Other expense:
Interest	24,734	—	—	24,734
Depreciation	13,118	—	—	13,118
Provision for asset impairment	4,477	—	—	4,477
Advisory fee to affiliates	4,943	(27)	(523)	4,393
General and administrative	5,551	—	—	5,551
Minority interest	867	—	—	867

	53,690	(27)	(523)	53,140

Net income (loss) from continuing operations	$(22,083)	$27	$523	$(21,533)

Basic and Diluted Earnings Per Share:
Net Loss from Continuing Operations	$(2.72)			$(2.65)

Weighted Average Common Shares Used in Computing Earnings Per Share	8,113,669			8,113,669

(1)	The proforma combined Statement of Operations assumes that each property was sold by TCI on January 1, 2004.
(2)	Operating results for properties are their actual operating results from January 1 to their respective dates of sale. Rents, property operations, interest expense and depreciation for all the non-land sales reported in this 8-K filing were excluded from the actual results of continuing operations at September 30, 2004.
(3)	Includes the In The Pines Apartments sold in October 2004.
(4)	Includes Durham Centre and One Steeplechase sold in October 2004, Ambulatory Surgery Center and Venture Center sold in November 2004, and Centura Tower and Corporate Pointe sold in December 2004.

TRANSCONTINENTAL REALTY INVESTORS, INC.

PROFORMA COMBINED STATEMENT OF OPERATIONS (1) (2)

YEAR ENDED DECEMBER 31, 2003

(Dollars in thousands, except per share)

	Actual(3)	Previously Reported Dispositions on Form 8-K(4)	Apartments(5)	Commercial(6)	Proforma
Property revenue:
Rents	$114,422	$(11,668)	$(1,773)	$(13,961)	$87,020
Property operations	73,603	(5,939)	(958)	(6,586)	60,120

Operating income	40,819	(5,729)	(815)	(7,375)	26,900

Land Operations:
Sales	11,087	31,062	—	—	42,149
Cost of Sales	7,730	23,920	—	—	31,650
Deferred Gain on Sale	1,716	4,982	—	—	6,698

Gain on Land Sales	1,641	2,160	—	—	3,801

Other income (loss):
Interest	6,683	—	—	—	6,683
Equity in loss of equity investees	(4,291)	—	—	—	(4,291)
Gain on debt extinguishment	4,392	—	—	—	4,392
Gain on condemnation award	4,800	—	—	—	4,800

	11,584	—	—	—	11,584
Other expense:
Interest	38,943	(4,357)	(496)	(9,117)	24,973
Depreciation	21,199	(1,785)	(118)	(2,658)	16,638
Provision for asset impairment	4,713	—	—	—	4,713
Discount on sale of note receivable	104	—	—	—	104
Advisory fee to affiliates	4,935	(774)	(37)	(668)	3,456
General and administrative	9,149	—	—	—	9,149
Loss on foreign currency translation	3,309	—	—	—	3,309
Minority interest	(2,230)	1,064	—	—	(1,166)

	80,122	(5,852)	(651)	(12,443)	61,176

Net income (loss) from continuing operations	$(26,078)	2,283	$(164)	$5,068	$(18,891)

Basic and Diluted Earnings Per Share:
Net Loss from Continuing Operations	$(3.23)				$(2.33)

Weighted Average Common Shares Used in Computing Earnings Per Share	8,078,108				8,078,108

(1)	The proforma combined Statement of Operations assumes that each property was sold by TCI on January 1, 2003.
(2)	Operating results for properties are their actual operating results for 2003. Rents, property operations, interest expense and depreciation for non-land properties sold prior to April 1, 2004 were excluded from the actual results of continuing operations at December 31, 2003.
(3)	TCI’s land operations were not separately disclosed in the Consolidated Statement of Operations in TCI’s Report on Form 10-K for the year ending December 31, 2003.
(4)	Includes proforma results from asset dispositions filed on Form 8-K by TCI on August 24, 2004.
(5)	Includes the In The Pines Apartments sold in October 2004.
(6)	Includes Durham Centre and One Steeplechase sold in October 2004, Ambulatory Surgery Center and Venture Center sold in November 2004, and Centura Tower and Corporate Pointe sold in December 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSCONTINENTAL REALTY INVESTORS, INC.

Date: December 22, 2004	By:	/s/ Scott T. Lewis
Scott T. Lewis
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Acting Principal Executive Officer)